SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 17, 1999
                                                 -------------


                              AMTECH SYSTEMS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Arizona                       0-11412                 86-0411215
----------------------------          -----------            -------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)


 131 South Clark Drive, Tempe, Arizona                             85281
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code: (602) 967-5146
                                                   ----------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS.

         On May 17, 1999, the Board of Directors of Amtech Systems, Inc. (the "Company) declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, $.01 par value (the "Common Stock"), of the Company. The dividend is payable on June 9, l999 (the "Record Date"), to stockholders of record as of the close of business on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Participating Preferred Stock, without par value, of the Company (the "Preferred Stock"), subject to adjustment, at a price of $8.50 per one one-hundredth of a share of Preferred Stock, subject to adjustment (the "Purchase Price"). The description and terms of the Rights are set forth in the Rights Agreement (the "Rights Agreement") dated as of May 17, 1999, between the Company and American Securities Transfer & Trust, Inc., as rights agent (the "Rights Agent").

         The following is a general description only and is subject to the detailed terms and conditions of the Rights Agreement. A copy of the form of Rights Agreement, including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights to be provided to stockholders of the Company, is attached as Exhibit 1 to this Report and is incorporated herein by reference.

RIGHTS EVIDENCED BY COMMON STOCK CERTIFICATES

         The Rights will not be exercisable until the Distribution Date (defined below). Certificates for the Rights ("Rights Certificates") will not be sent to stockholders and the Rights will attach to and trade only together with the Common Stock. Accordingly, Common Stock certificates outstanding on the Record Date will evidence the Rights related thereto, and Common Stock certificates issued after the Record Date will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption, exchange or expiration of the Rights), the surrender or transfer of any certificates for Common Stock, even without notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

DISTRIBUTION DATE

         The Rights will separate from the Common Stock, Rights Certificates will be issued and the Rights will become exercisable upon the earlier of: (i) the Close of Business on the tenth Business Day after the Stock Acquisition Date (or, if the tenth Business Day after the Stock Acquisition Date occurs before the Record Date, the Close of Business on the Record Date) or (ii) the Close of Business on the tenth Business Day (or such later date as may be determined by a majority of the Board of Directors) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person or group of 15% or more of the outstanding Common Stock. The earlier of such dates is referred to as the "Distribution Date."

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
ISSUANCE OF RIGHTS, CERTIFICATES, EXPIRATION OF RIGHTS

         As soon as practicable following the Distribution Date, separate Rights Certificates will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Rights Certificates alone will evidence the Rights from and after the Distribution Date. All Common Stock issued prior to the Distribution Date will be issued with Rights. Common Stock issued after the Distribution Date may be issued with Rights if such shares are issued (i) upon the conversion of securities issued after adoption of the Rights Agreement or (ii) pursuant to the exercise of stock options or under employee benefit plans unless such issuance would result in (or create a risk that) such options or plans would not qualify for otherwise available special tax treatment. Except as otherwise determined by the Board of Directors, no other Common Stock issued after the Distribution Date will be issued with Rights. The Rights will expire on May 16, 2009 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company or expire upon consummation of certain mergers, consolidations or sales of assets, as described below.

INITIAL EXERCISE OF THE RIGHTS

         Following the Distribution Date, and until the occurrence of one of the subsequent events described below, holders of the Rights will be entitled to receive, upon exercise and the payment of $8.50 per Right, one one-hundredth of a Preferred Share.

EXCHANGE PROVISION

         At any time after an event triggering the rights to acquire stock described below and prior to the acquisition by such Acquiring Person of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by the Acquiring Person or its affiliates), in whole or in part, at an exchange ratio of one Common Share per Right (subject to adjustment).

RIGHT TO BUY COMMON STOCK AT HALF PRICE

         Unless the Rights are earlier redeemed or exchanged, in the event that an Acquiring Person becomes such, other than pursuant to a tender offer which is made for all of the outstanding shares of Common Stock and approved by the unanimous vote of the Board of Directors after determining that the offer is both adequate and otherwise in the best interests of the Company and its stockholders (a "Qualifying Offer"), then proper provision will be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, Common Stock having a value equal to two times the Purchase Price. Rights are not exercisable following the occurrence of an event described above until such time as the Rights are no longer redeemable by the Company as set forth below. In the event that the Company does not have sufficient Common Stock available for all Rights to be exercised, or the Board decides that such action is necessary and not contrary to the interests of Rights holders, the Company may instead substitute

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
cash, assets or other securities for the Common Stock into which the Rights would have otherwise been exercisable.

RIGHT TO BUY ACQUIRING COMPANY STOCK AT HALF PRICE

         Similarly, unless the Rights are earlier redeemed or exchanged, in the event that, after the Stock Acquisition Date (as defined below), (i) the Company is acquired in a merger or other business combination transaction in which the Company is not the surviving corporation or in which the Company's outstanding Common Stock is changed or exchanged for stock or assets of another person or
(ii) 50% or more of the Company's consolidated assets or earning power are sold (other than through transactions in the ordinary course of business), proper provision must be made so that each holder of a Right which has not theretofore been exercised (other than Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, upon exercise, shares of common stock of the acquiring company having a value equal to two times the Purchase Price (unless the transaction satisfies certain conditions and is consummated with a person who acquired shares pursuant to a Permitted Offer, in which case the Rights will expire).

ADJUSTMENTS TO PREVENT DILUTION

         The Purchase Price payable, the number of Rights and the number of Preferred Shares, Common Stock or other securities or property issuable upon exercise of the Rights are subject to adjustment from time to time to prevent dilution as set forth in the Rights Agreement. With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

RIGHTS AND PREFERENCES OF THE PREFERRED SHARES

         Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of 100 times any payment made per Common Share and, depending upon the amount of proceeds to be distributed, will share with the holders of the Common Shares in such distribution. Each Preferred Share will have 100 votes, voting together with the Common Shares. In the event of any merger, consolidation or other transaction in which Common Shares are changed or exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary anti-dilution provisions.

         Because of the nature of the dividend, liquidation and voting rights of the Preferred Shares, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

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
REDEMPTION

         At any time on or prior to the close of business on the earlier of (i) the 10th day following the acquisition by an Acquiring Person (the "Stock Acquisition Date") of 15% or more of the Company's outstanding Common Stock or such later date as may be determined by a majority of the Board of Directors and publicly announced by the Company or (ii) the Final Expiration Date of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $0.01 per Right ("Redemption Price").

NO SHAREHOLDERS' RIGHT PRIOR TO EXERCISE

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company (other than any rights resulting from such holder's ownership of Common Shares), including, without limitation, the right to vote or to receive dividends.

AMENDMENT OF RIGHTS AGREEMENT

         The provisions of the Rights Agreement may be supplemented or amended by the Board of Directors in any manner prior to the close of business on the Distribution Date without the approval of Rights holders. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, defect or inconsistency, to make changes which do not adversely affect the interests of holders of Rights (excluding the interests of any Acquiring Person), or to shorten or lengthen any time period under the Rights Agreement; provided, however, that no amendment to adjust the time period governing redemption shall be made at such time as the Rights are not redeemable.

CERTAIN ANTI-TAKEOVER EFFECTS

         The Rights approved by the Board are designed to protect and maximize the value of the outstanding equity interests in the Company in the event of an unsolicited attempt by an acquiror to take over the Company, in a manner or on terms not approved by the Board of Directors. Takeover attempts frequently include coercive tactics to deprive a corporation's board of directors and its stockholders of any real opportunity to determine the destiny of the corporation. The Rights have been declared by the Board in order to deter such tactics, including a gradual accumulation of shares in the open market of a 15% or greater position to be followed by a merger or a partial or two-tier tender offer that does not treat all stockholders equally. These tactics unfairly pressure stockholders, squeeze them out of their investment without giving them any real choice and deprive them of the full value of their shares.

         The Rights are not intended to prevent a takeover of the Company and will not do so. The Rights are not exercisable in the event of a Permitted
Offer, as described above. The Rights may be redeemed by the Company at $0.01 per Right within 10 days (or such later date as may be determined by a majority of the Board of Directors) after the accumulation of 15% or more of the Company's outstanding Common Shares by a single acquiror or group. Accordingly, the Rights should not preclude any merger or business combination approved by the Board of Directors. Issuance of the Rights does not in any way weaken the

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
financial strength of the Company or interfere with its business plans. The issuance of the Rights has no immediate dilutive effect, will not affect reported earnings per share, should not be taxable to the Company or to its stockholders and will not change the way in which the Company's shares are presently traded. The Company's Board of Directors believes that the Rights represent a sound and reasonable means of addressing the complex issues of corporate policy created by the current takeover environment. However, the Rights may have the effect of rendering more difficult or discouraging an acquisition of the Company deemed undesirable by the Board of Directors. The Rights may cause substantial dilution to a person or group that attempts to acquire the Company on terms or in a manner not approved by the Company's Board of Directors, except pursuant to an offer conditioned upon the negation, purchase or redemption of the Rights.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   Exhibit No              Description
   ----------              -----------

       1 Rights Agreement, dated as of May 17, 1999, between Amtech Systems, Inc. and American Securities Transfer & Trust, Inc., including the Certificate of Designation of Rights, Preferences an Privileges of Series A Participating Preferred Stock, the form of Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.


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

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    AMTECH SYSTEMS, INC.



Date: June 1, 1999                 By /s/ Robert T. Hass
                                      ---------------------------------------
                                      Robert T. Hass, Chief Financial Officer


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
                              AMTECH SYSTEMS, INC.

                           CURRENT REPORT ON FORM 8-K

                                  EXHIBIT INDEX



                                                             Page Number Under
                                                            Sequential Numbering
Exhibit No.                   Exhibit                              System
-----------                   -------                              ------

   1     Rights Agreement,  dated as of May 17, 1999,  between      Page 9
         Amtech Systems, Inc. and American Securities Transfer
         &  Trust,   Inc.,   including  the   Certificate   of
         Designation  of Rights,  Preferences an Privileges of
         Series A Participating  Preferred  Stock, the form of
         Rights Certificate and the Summary of Rights attached thereto as Exhibits A, B and C, respectively.